                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 2004



                                 CTS CORPORATION
             (Exact name of registrant as specified in its charter)

            INDIANA                            1-4639                    35-0225010
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer
 incorporation or organization)                                     Identification Number)

                   905 WEST BOULEVARD NORTH, ELKHART, IN 46514
          (Address of principal executive offices, including zip code)

                                 (574) 293-7511
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

         Attached as supplemental business disclosure and risk factors relating to CTS Corporation, an Indiana corporation.

                     Exhibits

    99.01 Supplemental Business Disclosure and Risk Factors, filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          CTS CORPORATION


                          By:     /s/ Richard G. Cutter
                                 ----------------------------------------------
                          Name:  Richard G. Cutter
                          Title:  Vice President, Secretary and General Counsel


Date: May 5, 2004


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                                  EXHIBIT INDEX


 EXHIBIT NUMBER                      DESCRIPTION
 --------------          ------------------------------------
     99.01               Supplemental Business Disclosure and
                         Risk Factors, filed herewith.